Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
          The undersigned, Chief Financial Officer of Colonial Properties Trust hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge on the date hereof:
(a)	the Form 10-Q of Colonial Properties Trust for the quarter ended March 31, 2009 filed on the date hereof with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Colonial Properties Trust.

By:	/s/ C. Reynolds Thompson, III
C. Reynolds Thompson, III
Chief Financial Officer
May 8, 2009

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